UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23326

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2021

Date of reporting period: February 28, 2021

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®

2021 SEMI-ANNUAL REPORT

February 28, 2021

SOUND POINT ENHANCED INCOME FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

SP Enhanced 02/21

About American Beacon Advisors, Inc.

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, Inc., you can put the experience of a multi-billion dollar asset management firm to work for your company.

SOUND POINT ENHANCED INCOME FUND

All investing involves risk including the possible loss of principal. The Fund is a non-diversified, closed-end fund structured as an “interval fund” and designed primarily for long-term investors. The Fund’s use of fixed-income and variable-rate securities, such as loans and related instruments of varying levels of seniority, corporate debt and notes, high-yield securities, CLOs, CLNs and derivatives entails interest rate, liquidity, market and credit risks. The Fund’s ability to borrow for investment purposes and otherwise use leverage can magnify these risks. There is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Even though the Fund will make quarterly repurchase offers for its outstanding shares, investors should consider shares of the Fund to be an illiquid investment. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. There is no guarantee that investors will be able to sell their shares at any given time or in the quantity desired.

Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

The American Beacon Interval Funds are comprised of the American Beacon Sound Point Enhanced Income Fund and the American Beacon Apollo Total Return Fund.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	February 28, 2021

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Throughout this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the ongoing media coverage of sickness and death, the development and rollout of vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership has left you longing for the possibility of brighter days ahead.

During periods of uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help frame this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Sound Point Enhanced Income Fund

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

February 28, 2021 (Unaudited)

The Y Class of the American Beacon Sound Point Enhanced Income Fund (the “Fund”) returned 7.45% for the six months ended February 28, 2021. The Fund outperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 6.38% for the same period.

Total Returns for the Period ended February 28, 2021

	Ticker	6 months*	1 Year	Since Inception 07/02/2018
Y Class (1,2,4)	SPEYX	7.45%	7.27%	5.80%
T Class without sales charge (1,2,4)	SPETX	6.58%	5.55%	5.09%
T Class with sales charge (1,2,4)	SPETX	3.43%	2.40%	3.89%

Credit Suisse Leveraged Loan Index (3)		6.38%	5.65%	4.33%

*	Not annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. T Class shares have a maximum sales charge of 3.00%.

2.	A portion of the fees charged to both of the Classes has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

3.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y and T Class shares were 6.51% and 26.59%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund benefitted primarily from its investments in the medium-to-smaller sized companies with slightly lower average credit quality (and higher yields) as they outperformed during the period. Issuers rated near or below single-B outperformed, while issuers rated double-B and higher lagged. Likewise, smaller issuers in the Index, with under $1 billion outstanding, outperformed while larger issuers with over $1 billion outstanding lagged.

The low interest rate and narrow credit spread environment encouraged investors to seek higher yields in a variety of market segments, and record amounts of stimulus from the Federal Reserve Bank and Congress supported greater risk tolerance. Additionally, the secured nature of bank loan obligations was appealing to investors relative to traditional, unsecured high-yield bonds, and improved demand from the collateralized loan obligation (CLO) market provided another steady source of loan buyers.

Offsetting the benefits of the Fund’s issuer size and quality was slight underperformance from the Fund’s avoidance of certain highly leveraged and volatile sectors, such as Mining, Energy and Leisure, that posted strong returns during the period following a resolution of the U.S. elections and in anticipation of vaccine approvals. By comparison, the Fund was overweight the more stable Media/Telecom, Healthcare and Technology sectors that performed in line with the Index. No leverage was used during the period.

Given the historic market disruption resulting from the pandemic, the Fund also benefitted by identifying mini bull-market themes created from the stay-at-home environment, including home improvement, take-out dining, internet connectivity and aftermarket autos.

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

February 28, 2021 (Unaudited)

Despite the unusual environment, the Fund sought to maintain a diversified portfolio of resilient issuers and avoided the more volatile sectors of the market. The Fund’s investment strategy is based on bottom-up security selection and seeks to invest in stable issuers with consistent cash flows, strong asset coverage and steady loan-to-value profiles. This analysis is complemented with a top-down review of the financial markets, issuance trends, CLO market activity, and relative valuation comparisons. The combination of these approaches seeks to build a portfolio with an attractive risk-adjusted return profile over a full market cycle.

Top Ten Holdings (% Net Assets)
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, Due 10/20/2028	3.2
DCert Buyer, Inc., Due 2/16/2029, 2021 2nd Lien Term Loan	3.1
Informatica LLC, 7.125%, Due 2/25/2025, 2020 USD 2nd Lien Term Loan	3.0
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027	2.9
Riverbed Technology, Inc., 7.000%, Due 12/31/2025, 2020 Term Loan B, (2-mo. LIBOR + 6.000%, 3-mo. LIBOR + 6.000%)	2.6
Varsity Brands, Inc., 4.500%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	2.6
Global Medical Response, Inc., 6.500%, Due 10/1/2025	2.5
Project Leopard Holdings, Inc., Due 7/7/2024, 2021 Incremental Term Loan B	2.4
Cengage Learning, Inc., 5.250%, Due 6/7/2023, 2016 Term Loan B, (3-mo. LIBOR + 4.250%)	2.3
Cvent, Inc., 3.900%, Due 11/29/2024, 1st Lien Term Loan, (2-mo. LIBOR + 3.750%)	2.3

Total Fund Holdings 61

Sector Allocation (% Investments)
Technology	25.9
Consumer, Cyclical	25.6
Consumer, Non-Cyclical	15.8
Communications	13.7
Industrial	11.2
Energy	4.6
Financial	2.1
Utilities	1.1

American Beacon FundsSM

Expense Examples

February 28, 2021 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2020 through February 28, 2021.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Sound Point Enhanced Income FundSM

Expense Examples

February 28, 2021 (Unaudited)

American Beacon Sound Point Enhanced Income Fund

	Beginning Account Value 9/1/2020	Ending Account Value 2/28/2021	Expenses Paid During Period 9/1/2020-2/28/2021*
Y Class
Actual	$1,000.00	$1,074.50	$7.46
Hypothetical**	$1,000.00	$1,017.60	$7.25
T Class
Actual	$1,000.00	$1,065.80	$15.11
Hypothetical**	$1,000.00	$1,010.17	$14.70

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.45% and 2.95% for the Y and T Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2021 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 0.00%

Consumer Discretionary - 0.00%

Commercial Services & Supplies - 0.00%
Constellis Holdings LLCA	72	$252

Entertainment - 0.00%
Deluxe EntertainmentA B E	726	-

Total Consumer Discretionary		252

Total Common Stocks (Cost $3,714)		252

	Principal Amount

BANK LOAN OBLIGATIONSC - 79.36%

Communications - 13.08%

Advertising - 0.80%
ABG Intermediate Holdings LLC, 6.250%, Due 9/27/2024, 2020 Incremental Term Loan, (3-mo. LIBOR + 5.250%)	$74,813	74,813

Internet - 1.06%
ION Trading Technologies SARL, 5.000%, Due 11/21/2024, USD Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	99,218	99,342

Media - 4.50%
Cengage Learning, Inc., 5.250%, Due 6/7/2023, 2016 Term Loan B, (3-mo. LIBOR + 4.250%)	221,292	217,880
McGraw-Hill Global Education Holdings LLC, 4.987%, Due 11/1/2024, 2021 Term Loan B, (3-mo. LIBOR + 4.750%)	205,786	205,323

		423,203

Telecommunications - 6.72%
Consolidated Communications, Inc., 5.750%, Due 10/2/2027, 2020 Term Loan B, (1-mo. LIBOR + 4.750%)	99,750	100,233
Intelsat Jackson Holdings S.A., 8.000%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. PRIME + 4.750%)	200,000	202,812
LogMeIn, Inc., 4.874%, Due 8/31/2027, Term Loan B, (1-mo. LIBOR + 4.750%)	150,000	149,875
West Corp., 5.000%, Due 10/10/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%, 3-mo. LIBOR + 4.000%)	181,026	178,412

		631,332

Total Communications		1,228,690

Consumer, Cyclical - 16.68%

Airlines - 3.85%
American Airlines, Inc., Due 4/28/2023, Repriced Term Loan BD	200,000	187,376
JetBlue Airways Corp., 6.250%, Due 6/17/2024, Term Loan, (3-mo. LIBOR + 5.250%)	169,359	174,044

		361,420

Auto Parts & Equipment - 2.12%
Wheel Pros LLC, 6.250%, Due 11/6/2027, 2020 Term Loan, (1-mo. LIBOR + 5.250%)	200,000	199,500

Entertainment - 3.18%
Deluxe Entertainment Services Group, Inc.,
6.000%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 1.500%)B E	935	374
7.000%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)B E	7,547	-
William Morris Endeavor Entertainment LLC,
2.870% - 2.940%, Due 5/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%, 3-mo. LIBOR + 2.750%)	182,716	172,928
9.500%, Due 5/18/2025, 2020 Term Loan B2, (3-mo. LIBOR + 8.500%)	119,100	125,254

		298,556

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2021 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSC - 79.36% (continued)

Consumer, Cyclical - 16.68% (continued)

Leisure Time - 3.60%
TopGolf International, Inc., 7.000%, Due 2/8/2026, Term Loan B, (3-mo. LIBOR + 6.250%)	$96,761	$97,850
Varsity Brands, Inc., 4.500%, Due 12/15/2024, 2017 Term Loan B, (1-mo. LIBOR + 3.500%)	249,234	239,857

		337,707

Retail - 3.93%
Bass Pro Group LLC, 5.750%, Due 9/25/2024, Term Loan B, (1-mo. LIBOR + 5.000%)	98,376	98,423
NPC International, Inc., 5.750%, Due 4/19/2024, 1st Lien Term Loan, (3-mo. PRIME + 2.500%)D F	29,847	26,355
Serta Simmons Bedding, LLC, Due 8/10/2023, 2020 Super Priority Second Out Term LoanD	150,000	140,812
SP PF Buyer LLC, 4.615%, Due 12/22/2025, Term Loan, (1-mo. LIBOR + 4.500%)	107,334	103,443

		369,033

Total Consumer, Cyclical		1,566,216

Consumer, Non-Cyclical - 11.18%

Commercial Services - 1.58%
Inmar Holdings, Inc., 5.000%, Due 5/1/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	149,227	148,325

Food - 2.24%
Quirch Foods Holdings LLC, 6.250%, Due 10/19/2027, 2020 Term Loan, (2-mo. LIBOR + 5.250%, 3-mo. LIBOR + 5.250%)	109,000	110,136
Shearer’s Foods, Inc., 4.750%, Due 9/23/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.000%, 6-mo. LIBOR + 4.000%)	99,750	100,181

		210,317

Health Care - Services - 5.23%
Air Methods Corp., 4.500%, Due 4/22/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	199,483	193,499
Compassus Intermediate Inc., Due 12/31/2026, 2021 Term LoanD	98,876	99,123
WP CityMD Bidco LLC, 4.500%, Due 8/13/2026, 2021 Term Loan B, (3-mo. LIBOR + 3.750%)	198,000	198,388

		491,010

Pharmaceuticals - 2.13%
Alphabet Holding Co., Inc., 7.865%, Due 9/26/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 7.750%)	200,000	200,500

Total Consumer, Non-Cyclical		1,050,152

Energy - 4.66%

Municipal - 1.14%
Oxbow Carbon LLC, 5.000%, Due 10/13/2025, 2020 Term Loan B, (1-mo. LIBOR + 4.250%)	106,650	107,183

Oil & Gas - 1.41%
McDermott Technology Americas, Inc., 3.115%, Due 6/30/2024, 2020 Make Whole Term Loan, (1-mo. LIBOR + 3.000%)	807	630
Waterbridge Midstream Operating LLC, 6.750%, Due 6/22/2026, Term Loan B, (1-mo. LIBOR + 5.750%)	150,000	131,100

		131,730

Pipelines - 2.11%
Traverse Midstream Partners LLC, 6.500%, Due 9/27/2024, 2017 Term Loan, (1-mo. LIBOR + 5.500%)	199,735	198,363

Total Energy		437,276

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2021 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSC - 79.36% (continued)

Financial - 2.13%

Diversified Financial Services - 2.13%
Blucora, Inc., 5.000%, Due 5/22/2024, 2017 Term Loan B, (3-mo. LIBOR + 4.000%)	$99,839	$99,964
IG Investment Holdings LLC, 5.000%, Due 5/23/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 4.000%)	99,490	99,721

		199,685

Total Financial		199,685

Industrial - 7.97%

Building Materials - 3.43%
ACProducts, Inc., 7.500%, Due 8/18/2025, 2020 Term Loan B, (6-mo. LIBOR + 6.500%)	123,428	126,128
Airxcel, Inc., 8.865%, Due 4/27/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	200,000	195,834

		321,962

Electronics - 3.06%
NorthPole Newco SARL, 7.254%, Due 3/18/2025, Term Loan, (3-mo. LIBOR + 7.000%)	153,049	137,553
Tech Data Corp., 5.615%, Due 6/30/2025, ABL FILO Term Loan, (1-mo. LIBOR + 5.500%)	149,625	150,560

		288,113

Environmental Control - 1.48%
Innovative Water Care Global Corp., 6.000%, Due 2/27/2026, 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	150,000	138,937

Total Industrial		749,012

Technology - 22.59%

Computers - 1.53%
ConvergeOne Holdings, Inc., 5.115%, Due 1/4/2026, 2019 Term Loan, (1-mo. LIBOR + 5.000%)	149,619	143,572

Software - 21.06%
Cvent, Inc., 3.900%, Due 11/29/2024, 1st Lien Term Loan, (2-mo. LIBOR + 3.750%)	224,170	215,819
DCert Buyer, Inc., Due 2/16/2029, 2021 2nd Lien Term LoanD	293,000	294,465
DTI Holdco, Inc., 5.750%, Due 9/30/2023, 2018 Term Loan B, (2-mo. LIBOR + 4.750%, 3-mo. LIBOR + 4.750%)	223,833	212,332
Grab Holdings Inc, 5.500%, Due 1/29/2026, Term Loan B, (6-mo. LIBOR + 4.500%)	200,000	199,750
Informatica LLC, 7.125%, Due 2/25/2025, 2020 USD 2nd Lien Term LoanG	272,000	278,291
MA FinanceCo. LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)	148,125	149,792
Particle Investments SARL, 5.750%, Due 2/18/2027, Term Loan, (3-mo. LIBOR + 5.250%)	149,250	149,623
Project Leopard Holdings, Inc., Due 7/7/2024, 2021 Incremental Term Loan BD	230,000	229,425
Riverbed Technology, Inc., 7.000%, Due 12/31/2025, 2020 Term Loan B, (2-mo. LIBOR + 6.000%, 3-mo. LIBOR + 6.000%)	255,692	248,234

		1,977,731

Total Technology		2,121,303

Utilities - 1.07%

Electric - 1.07%
Hamilton Projects Acquiror LLC, 5.750%, Due 6/17/2027, Term Loan B, (3-mo. LIBOR + 4.750%)	99,500	100,321

Total Bank Loan Obligations (Cost $7,303,881)		7,452,655

CORPORATE OBLIGATIONS - 21.32%

Communications - 0.75%

Media - 0.75%
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, Due 8/15/2026H	100,000	70,720

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2021 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 21.32% (continued)

Consumer, Cyclical - 9.12%

Airlines - 6.15%
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, Due 10/20/2028H	$275,000	$304,140
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027H	250,000	273,125

		577,265

Retail - 2.97%
IRB Holding Corp., 6.750%, Due 2/15/2026H	125,000	128,750
Staples, Inc., 7.500%, Due 4/15/2026H	150,000	150,330

		279,080

Total Consumer, Cyclical		856,345

Consumer, Non-Cyclical - 4.72%

Food - 2.23%
United Natural Foods, Inc., 6.750%, Due 10/15/2028H	200,000	209,500

Health Care - Services - 2.49%
Global Medical Response, Inc., 6.500%, Due 10/1/2025H	225,000	234,000

Total Consumer, Non-Cyclical		443,500

Industrial - 3.29%

Electronics - 1.13%
Brightstar Escrow Corp., 9.750%, Due 10/15/2025H	100,000	106,250

Engineering & Construction - 2.16%
Tutor Perini Corp., 6.875%, Due 5/1/2025H	200,000	202,500

Total Industrial		308,750

Technology - 3.44%

Software - 3.44%
Granite Merger Sub 2, Inc., 11.000%, Due 7/15/2027H	101,000	115,771
Solera LLC / Solera Finance, Inc., 10.500%, Due 3/1/2024H	200,000	207,000

		322,771

Total Technology		322,771

Total Corporate Obligations (Cost $1,944,751)		2,002,086

	Shares

SHORT-TERM INVESTMENTS - 10.69% (Cost $1,003,248)

Investment Companies - 10.69%
American Beacon U.S. Government Money Market Select Fund, 0.01%I J	1,003,248	1,003,248

TOTAL INVESTMENTS - 111.37% (Cost $10,255,594)		10,458,241
LIABILITIES, NET OF OTHER ASSETS - (11.37%)		(1,067,551)

TOTAL NET ASSETS - 100.00%		$9,390,690

Percentages are stated as a percent of net assets.

A Non-income producing security.

B Value was determined using significant unobservable inputs.

C Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

D Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of February 28, 2021.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 28, 2021 (Unaudited)

E Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $374 or 0.00% of net assets.

F All or a portion of the security is an Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $3,364 or 0.04% of net assets. Of this amount, $3,364 relate to NPC International, Inc.

G Fixed Rate.

H Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $2,002,086 or 21.32% of net assets. The Fund has no right to demand registration of these securities.

I The Fund is affiliated by having the same investment advisor.

J 7-day yield.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

USD - United States Dollar.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 28, 2021, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3		Total
Assets
Common Stocks	$252	$-	$0	(1)	$252
Bank Loan Obligations(2)	-	7,452,281	374	(1)	7,452,655
Corporate Obligations	-	2,002,086	-		2,002,086
Short-Term Investments	1,003,248	-	-		1,003,248

Total Investments in Securities - Assets	$1,003,500	$9,454,367	$374		$10,458,241

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $3,364 at period end.

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended February 28, 2021, there was transfer from Level 1 to Level 3 with a fair value of $0 due to a valuation based on a single broker quote.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2020	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3		Transfer out of Level 3	Balance as of 2/28/2021		Unrealized Appreciation (Depreciation) at Period End**
Common Stock	$-	$-	$-	$-	$-	$-	$0	(1)	$-	$0	(1)	$(3,541)
Bank Loan Obligations	8,983	69	2,710	148	(770)	(5,346)	-		-	374	(1)	(7,043)

	$8,983	$69	$2,710	$148	$(770)	$(5,346)	$-		$-	$374		$(10,584)

**

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

(1)	Investments held in the Fund’s portfolio with $0 fair value.

For the period ended February 28, 2021, common stock has been fair valued at $0 by the Valuation Committee and bank loan obligations valued at $374 have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Assets and Liabilities

February 28, 2021 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$9,454,993
Investments in affiliated securities, at fair value‡	1,003,248
Cash	4,215
Dividends and interest receivable	81,904
Receivable for investments sold	290,653
Receivable for expense reimbursement (Note 2)	30,627
Prepaid expenses	15,830

Total assets	10,881,470

Liabilities:
Payable for investments purchased	1,312,942
Unfunded loan commitments	3,364
Management and sub-advisory fees payable (Note 2)	8,666
Service fees payable (Note 2)	562
Transfer agent fees payable (Note 2)	8,073
Custody and fund accounting fees payable	17,607
Professional fees payable	134,705
Trustee fees payable (Note 2)	156
Payable for prospectus and shareholder reports	4,096
Other liabilities	609

Total liabilities	1,490,780

Net assets	$9,390,690

Analysis of net assets:
Paid-in-capital	$9,775,699
Total distributable earnings (deficits)A	(385,009)

Net assets	$9,390,690

Shares outstanding at no par value (unlimited shares authorized):
Y Class	956,953

T Class	10,493

Net assets:
Y Class	$9,289,840

T Class	$100,850

Net asset value, offering and redemption price per share:
Y Class	$9.71

T Class	$9.61

† Cost of investments in unaffiliated securities	$9,252,346
‡ Cost of investments in affiliated securities	$1,003,248

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Operations

For the period ended February 28, 2021 (Unaudited)

Sound Point Enhanced Income Fund
Investment income:
Dividend income from affiliated securities (Note 2)	$34
Interest income	323,618

Total investment income	323,652

Expenses:
Management and sub-advisory fees (Note 2)	56,268
Transfer agent fees:
Y Class	34,443
T Class	3,417
Custody and fund accounting fees	36,790
Professional fees	120,253
Registration fees and expenses	17,974
Service fees (Note 2):
Y Class	140
Distribution fees (Note 2):
T Class	369
Prospectus and shareholder report expenses	9,552
Trustee fees (Note 2)	350
Loan expense (Note 8)	26
Other expenses	1,920

Total expenses	281,502

Net fees waived and expenses (reimbursed) (Note 2)	(212,634)

Net expenses	68,868

Net investment income	254,784

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	247,961
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	171,015

Net gain from investments	418,976

Net increase in net assets resulting from operations	$673,760

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Changes in Net Assets

	Six Months Ended February 28, 2021	Year Ended August 31, 2020
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$254,784	$443,244
Net realized gain (loss) from investments in unaffiliated securities	247,961	(872,736)
Change in net unrealized appreciation of investments in unaffiliated securities	171,015	276,550

Net increase (decrease) in net assets resulting from operations	673,760	(152,942)

Distributions to shareholders:
Total retained earnings:
Y Class	(200,590)	(844,829)
T Class	(2,009)	(2,006)

Net distributions to shareholders	(202,599)	(846,835)

Capital share transactions (Note 9):
Proceeds from sales of shares	-	124,870
Reinvestment of dividends and distributions	113,267	372,628
Cost of shares redeemed	(575,649)	(520,578)

Net (decrease) in net assets from capital share transactions	(462,382)	(23,080)

Net increase (decrease) in net assets	8,779	(1,022,857)

Net assets:
Beginning of period	9,381,911	10,404,768

End of period	$9,390,690	$9,381,911

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

1.  Organization and Significant Accounting Policies

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018. American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 for Y Class and $2,500 for T Class, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchase Offers Risk/Interval Fund Risk” in Footnote 5 – Principal Risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1⁄3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $25 million.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Y Class	All Investors who can meet the minimum investment amount - sold directly or through intermediary channels.	$100,000

T Class	Sold to retail investors by broker-dealers that are members of Financial Industry Regulatory Authority (“FINRA”) and have agreements with the Distributor, but may be made available through other financial firms, including banks and trust companies, and to specified benefit plans and other retirement accounts.	$2,500

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund declares income distributions quarterly and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long-term or short-term, depending on the Shareholder’s holding period for the Shares.

The Board reserves the right to change the quarterly distribution policy from time to time.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point Capital Management, LP, (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily managed net assets according to the following schedule:

First $1 billion	0.80%
Over $1 billion	0.75%

The Management and Sub-Advisory Fees paid by the Fund for the period ended February 28, 2021 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.40%	$18,756
Sub-Advisor Fees	0.80%	37,512

Total	1.20%	$56,268

Distribution Plans

The Trust has adopted a distribution plan for its T Class Shares (“Distribution Plan”). Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act which permits it to have, among other things, a multi-class structure and distribution fees. The Distribution Plan allows the T Class Shares to pay distribution and other fees for the sale and distribution of Fund Shares and for other services provided to Shareholders, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of T Class advertising material and sales literature. The Distribution Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the Sub-Advisor pursuant to the Investment Advisory Agreement, to be used for the sale and distribution of Fund Shares. The Distribution Plan provides that the T Class Shares of the Fund will pay up to 0.75% per annum of the average daily net assets attributable to the T Class to the Manager (or another entity approved by the Board). The Manager or other approved entity will receive Rule 12b-1 fees from the T Class regardless of the amount of the actual expenses incurred by the Manager or other approved entity related to distribution and shareholder servicing efforts on behalf of the T Class. Thus, the Manager or other approved entity may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the T Class. The Manager anticipates that the Distribution Plan will benefit

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

Shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer Shares of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s T Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Service Plans

The Trust has adopted a Service Plan for its Y Class Shares (the “Service Plan”) that authorizes the payment to the Manager and/or to such other entities as approved by the Board of an aggregate fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Y Class Shares, payable monthly in arrears. The Manager or other approved entity may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in or relate to the servicing of Y Class Shares, including, but not limited to, the payment to third parties of shareholder service, transfer agency or sub-transfer agency fees or expenses. The primary expenses expected to be incurred are for shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund listed below held the following shares with a February 28, 2021 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	February 28, 2021 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	February 28, 2021 Fair Value
U.S. Government Money Market Select Fund	Direct	Sound Point Enhanced Income	$1,003,248	$-	$-	$34	$1,003,248

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended February 28, 2021, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Sound Point Enhanced Income	$478

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the Y Class Shares and T Class Shares of the Fund through December 31, 2021, to the extent that total operating expenses exceed 0.25% of average daily net assets for the Y Class and 1.00% of average daily net assets for the T Class (excluding management fees, shareholder service fees, taxes, interest including interest on borrowings, brokerage commissions, securities lending fees, expenses associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses). During the period ended February 28, 2021, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2020 - 2/28/2021	Reimbursed Expenses	(Recouped) Expenses
Sound Point Enhanced Income	Y	0.25%	207,748	-	2023 - 2024
Sound Point Enhanced Income	T	1.00%	4,886	-	2023 - 2024

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

Of these amounts, $30,627 was disclosed as a Receivable for expense reimbursement on the Statement of Assets and Liabilities at February 28, 2021.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023 and 2024. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Sound Point Enhanced Income	$-	$423,161	$-	2021
Sound Point Enhanced Income	-	996,044	-	2021 - 2022
Sound Point Enhanced Income	-	478,492	-	2022 - 2023

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of February 28, 2021, based on management’s evaluation of the shareholder account base, one account in the Fund has been identified as representing an affiliated significant ownership of approximately 54% of the Fund’s outstanding shares.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate

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and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

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Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans

The Fund may invest in bank loans. A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. By purchasing a bank loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan toa particular borrower. The Fund also may purchase loans by assignment from another lender, and in such cases would act as part of a lending syndicate. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. Loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. In either case, the Fund will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV per share. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund invests, however, the Sub-Advisor will not rely solely on that credit analysis, but performs its own investment analysis of the borrowers. The Sub-Advisor analysis may include consideration of the borrower’s financial strength and managerial

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experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Sub-Advisor generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Sub-Advisor’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and are subject to the Fund’s credit quality policy. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates - i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate, LIBOR, a money market index, or a Treasury bill rate.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Fund invests in money market funds, the Fund becomes a shareholder of that investment company. As a result, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager, in addition to the fees and expenses Fund Shareholders directly bear in connection with the Fund’s operations.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

High-Yield Securities

Exposure to high yield securities (commonly referred to as “high yield” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher-quality securities, but such investing generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak.

The lower rating of certain high-yielding fixed income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also

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Notes to Financial Statements

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may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities and corporate issues. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the U.S. Securities and Exchange Commission (“SEC”) adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the period ended February 28, 2021 are disclosed in the Notes to the Schedule of Investments.

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the

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Notes to Financial Statements

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original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

Unrated Securities

The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad of a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Inter-Bank Offered Rate (“LIBOR”) or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

When-Issued and Forward Commitment Transactions

These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions enable the Fund to “lock-in” what the Sub-Advisor believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

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5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

Bank Loan Risk

A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund’s investments in bank loans may create substantial risk. The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments or principal and interest in connection with a bank loan will depend primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loans will be sufficient to satisfy the loan obligation. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them.

Bank loans are typically issued in the form of first lien and/or second lien loans, with first liens representing the senior security in the capital structure. Second lien debt will be structured as junior, secured debt, including second priority loans on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. First and second liens may also include senior and subordinated securities within each type of lien.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an OTC market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline and reduce the liquidity of the Fund’s holdings.

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Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Special risks associated with exposures to bank loans include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as a holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in bank loans whether or not the borrower is an obligor of the Fund.

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the LIBOR. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a “LIBOR floor rate” (generally 1.00%) under which the benchmark interest rate will not decline. The Fund may invest in bank loans with call features, which typically are callable at their original par value.

The Fund may invest in both investment-grade and high yield loans. It is anticipated that many of the loans purchased by the Fund may be non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the loans.

Closed-End Structure Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the number of Shares tendered in connection with the purchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Covenant-Lite Obligations Risk

Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite”. Covenant-lite obligations contain fewer maintenance

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Notes to Financial Statements

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covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle, and the Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant-lite obligations than its holdings of loans or securities with financial maintenance covenants.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the Sub-Advisor require accurate and detailed credit analysis of issuers, and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. The Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a derivatives contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Sub-Advisor may have expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress. In addition, inadequacy of collateral or credit enhancement for a debt obligation may affect its credit risk. Although the Fund may invest in investments that the Sub-Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund.

Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and obligations represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years, many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high-yield investments that are considered speculative in nature and unsecured investments, this risk may be substantial. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. This risk may also be greater to the extent the Fund

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February 28, 2021 (Unaudited)

uses leverage or derivatives in connection with the management of the Fund. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Debtor-in-Possession (“DIP”) Financing, Rescue Financing, and Exit Financing Risk

The Fund may invest in obligations of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. DIP financings allow the entity to continue its business operations while reorganizing under Chapter 11, and such financings must be approved by the bankruptcy court. DIP financings are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the obligation is fully secured based on the most recent current valuation or appraisal report of the debtor) with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. There is a risk that the borrower will not emerge from Chapter 11 bankruptcy proceedings and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

Delayed Funding Loans and Revolving Credit Facilities Risk

An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

Duration and Maturity Risk

The prices of fixed income securities and derivatives are also affected by their durations and maturities. Fixed income securities or derivatives with longer maturities generally have greater sensitivity to changes in interest rates. The Fund has no policy regarding the duration or maturity of individual portfolio holdings. Holding long duration and/or long maturity investments will expose the Fund to certain magnified risks. Overall, average duration of the Fund’s portfolio is expected to be zero to four (0 to 4) years, although it may be longer given market conditions.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

High-Yield Securities Risk

Exposure to high-yield securities (commonly referred to as ‘‘junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high-yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and repay principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high-yielding fixed income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid Securities Risk

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction as movements in interest rates. For example, the value of the Fund’s fixed-income investments or derivatives typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in fixed income securities with intermediate and long terms to maturity. The prices of fixed income securities or derivatives are also affected by their durations. Fixed Income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than fixed income securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond, whereas if a bond has a duration of one year, a 1% increase in interest rates could be expected to result in a 1% decrease in value. Yields of fixed income securities will fluctuate over time. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining the Fund’s payment obligations under a derivative instrument, the cost of financing to the Fund, or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s performance. Arrangements are underway to phrase out the use of LIBOR by the end of 2021. These arrangements and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

increased volatility or illiquidity in markets for instruments that rely on LIBOR. In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to the Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the end of 2021.

Liquidity Risk

The Fund’s investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as structured notes, high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Judgment plays a greater role in pricing illiquid investments than investment with more active markets.

Bond markets have consistently grown over the years while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. The market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

Fixed-income securities with longer maturities face heightened levels of liquidity risk as compared to fixed income securities with shorter maturities. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Pay-In-Kind Securities Risk

Investments in pay-in-kind securities are subject to certain risks, including that market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Under many market and other conditions, the market for pay-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level federal income and/or excise taxes, the Fund is required to distribute to its Shareholders any income it earns in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash, to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Repurchase Offers Risk/Interval Fund Risk

The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 8% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet such repurchase obligations. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Stressed, Distressed, and Defaulted Securities Risk

The Fund may invest in the debt securities of financially stressed or distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially stressed or distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid than other higher-rated debt securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund is also subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially stressed or distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be illiquid, speculative, or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a stressed or distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Also, among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Advisor’s judgments about the credit quality of a financially stressed and distressed issuer and the relative value of its securities may prove to be wrong.

The level of analytical sophistication, both financial and legal, necessary for successful investment in stressed or distressed assets is particularly high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other stressed or distressed asset-based investments require active monitoring.

Tax Risk

The Fund has elected to be a regulated investment company (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least 90% of its “investment company taxable income,” as that term is defined in the Internal Revenue Code (“Code”) (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) might affect the Fund’s ability to qualify for such treatment.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, Shareholders would be subject to a further tax to the extent that the distribution is out of the Fund’s current or accumulated earnings and profits.

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the three year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of February 28, 2021, the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$10,259,578	$225,453	$(26,790)	$198,663

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2020, the Fund did not have any capital loss carryforwards.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended February 28, 2021 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Sound Point Enhanced Income	$9,836,938	$8,677,979

A summary of the Fund’s transactions in the USG Select Fund for the year ended February 28, 2021 were as follows:

Fund	Type of Transaction	August 31, 2020 Shares/Fair Value	Purchases	Sales	February 28, 2021 Shares/Fair Value
Sound Point Enhanced Income	Direct	$1,589,262	$7,025,950	$7,611,964	$1,003,248

8.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended February 28, 2021, the Fund did not utilize this facility.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 28, 2021 (Unaudited)

9.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Y Class
	Six Months Ended February 28, 2021		Year Ended August 31, 2020
	(unaudited)
Sound Point Enhanced Income Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	2,428	$24,870
Reinvestment of dividends	11,999	113,267	39,518	372,628
Shares redeemed	(60,668)	(575,649)	(54,581)	(520,578)

Net (decrease) in shares outstanding	(48,669)	$(462,382)	(12,635)	$(123,080)

	T Class
	Six Months Ended February 28, 2021		December 30, 2019A to August 31, 2020
	(unaudited)
Sound Point Enhanced Income Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	10,493	$100,000
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	-	-

Net increase in shares outstanding	-	$-	10,493	$100,000

A Commencement of operations.

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Sound Point Enhanced Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended February 28,		Year Ended August 31,	Year Ended August 31,	July 2, 2018A to August 31,
	2021		2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$9.23		$10.22	$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.26		0.44	0.58	0.06
Net gains (losses) on investments (both realized and unrealized)	0.42		(0.60)	0.12	0.19

Total income (loss) from investment operations	0.68		(0.16)	0.70	0.25

Less distributions:
Dividends from net investment income	(0.20)		(0.43)	(0.55)	(0.07)
Distributions from net realized gains	-		(0.40)	(0.11)	-

Total distributions	(0.20)		(0.83)	(0.66)	(0.07)

Net asset value, end of period	$9.71		$9.23	$10.22	$10.18

Total returnB	7.45	%C	(1.45)%	7.06%	2.50	%C

Ratios and supplemental data:
Net assets, end of period	$9,289,840		$9,285,372	$10,404,768	$5,190,762
Ratios to average net assets:
Expenses, before reimbursements	5.93	%D	6.31%	12.65%	59.25	%D
Expenses, net of reimbursementsE	1.45	%D	1.42%	1.55%	1.60	%D
Net investment income (loss), before expense reimbursements	0.97	%D	(0.23)%	(5.44)%	(53.99	)%D
Net investment income, net of reimbursements	5.45	%D	4.66%	5.66%	3.66	%D
Portfolio turnover rate	97	%C	396%	636%	164	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 0.25%.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	T Class
	Six Months Ended February 28,		December 30, 2019A to August 31,
	2021		2020

	(unaudited)
Net asset value, beginning of period	$9.20		$9.53

Income (loss) from investment operations:
Net investment income	0.19		0.16
Net gains (losses) on investments (both realized and unrealized)	0.41		(0.30)

Total income (loss) from investment operations	0.60		(0.14)

Less distributions:
Dividends from net investment income	(0.19)		(0.19)
Distributions from net realized gains	-		-

Total distributions	(0.19)		(0.19)

Net asset value, end of period	$9.61		$9.20

Total returnB	6.58	%C	(1.32	)%C

Ratios and supplemental data:
Net assets, end of period	$100,850		$96,539
Ratios to average net assets:
Expenses, before reimbursements	12.88	%D	26.57	%D
Expenses, net of reimbursementsE	2.95	%D	2.96	%D
Net investment (loss), before expense reimbursements	(5.98	)%D	(20.94	)%D
Net investment income, net of reimbursements	3.95	%D	2.67	%D
Portfolio turnover rate	97	%C	396	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 1.00%.

See accompanying notes

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Interval Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Interval Funds and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Interval Funds and American Beacon Sound Point Enhanced Income Fund are service marks of American Beacon Advisors, Inc.

SAR 2/21

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 DFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Sound Point Enhanced Income Fund

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Sound Point Enhanced Income Fund

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.	By	/s/ Sonia L. Bates
Gene L. Needles, Jr.		Sonia L. Bates
President		Treasurer
American Beacon Sound Point Enhanced Income Fund		American Beacon Sound Point Enhanced Income Fund
Date: May 6, 2021		Date: May 6, 2021